UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Income Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
31	Financial statements
35	Financial highlights
45	Notes to financial statements
56	Auditor's report
57	Tax information
58	Trustees and Officers
62	More information

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Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
2.95
1.58
7.19
2.02
2.53
2.68
3.92
2.24
4.41
5.66
4.46
5.40
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

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PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Risk assets led the bond market's advance

Bonds produced modestly positive returns as higher-yielding risk assets benefited from strong investor demand.

The fund outperformed its benchmark

The fund posted a positive return and outpaced its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

A selective investment approach added value

Selected investments in high-yield and investment-grade corporate debt and convertible bonds helped the fund outperform its benchmark.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

What factors drove bond market performance during the 12 months ended May 31, 2017?

Changing economic expectations had the most significant effect on bond market performance. Early in the reporting period, signs of improving U.S. economic growth led to rising bond yields as investors began to price in a short-term interest-rate increase by the U.S. Federal Reserve (Fed). Yields continued to move higher in the wake of Donald Trump's victory in the U.S. presidential election in November. Investors believed that Trump and a Republican Congress would enact a pro-growth agenda, focusing on lower taxes and deregulation, particularly in the financials sector.

By the end of 2016, the yield of the 10-year U.S. Treasury bond had reached 2.45%, up from a low of 1.37% in July, and it remained range bound between about 2.2 and 2.6 for the next several months. The Fed raised short-term interest rates in December and again in March, bringing the federal funds rate target to a range of 0.75% to 1.00%. Nonetheless, bond yields fell over the last few months of the reporting period amid weaker economic data and uncertainty about President Trump's ability to implement his policy agenda. As a result, the 10-year U.S. Treasury yield ended the reporting period at 2.21%.

The modest 1.58% return for the Bloomberg Barclays U.S. Aggregate Bond Index (the fund's benchmark and a broad measure of U.S. bond market performance) during the period masked a wide divergence in sector performance. Higher-yielding risk assets—such as high-yield corporate bonds and emerging-markets debt—posted strong gains for the reporting period, reflecting demand for yield in a low interest-rate environment. In contrast, lower-yielding sectors—including U.S. Treasury bonds and residential mortgage-backed securities—produced flat to modestly positive returns.

How was the fund positioned in risk assets?

High-yield bonds (generally those rated BB or lower) represented about 25% of the portfolio at the end of the period, while emerging-market debt made up another 10.7% of net assets. About two years ago, we increased the fund's exposure to high-yield securities, but we balanced that with a

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       4

"Higher-yielding risk assets—such as high-yield corporate bonds and emerging-markets debt—posted strong gains for the reporting period ..."
shift into more defensive sectors of the market. This positioning resulted in a moderate risk profile for the fund—more exposure to risk assets than the benchmark index, but often less exposure than some of the other funds in its peer group. The fund's performance relative to both the benchmark and peer group reflected this positioning. The fund's Class A shares returned 2.95% (excluding sales charges), the fund's benchmark returned 1.58%, and the Morningstar category average return was 7.19%. The Morningstar category includes funds with a wide variety of mandates and portfolio strategies.

Within emerging markets, the fund's exposure is concentrated primarily in three markets: Mexico, the Philippines, and Indonesia. Mexico has been making pro-growth structural reforms and opening up its energy market to foreign investment, and we remain optimistic about the country's prospects. That said, the rhetoric coming from the Trump administration regarding trade and border security bears monitoring. In our analysis, more restrictive trade policies would benefit neither country.

The Philippines and Indonesia are credit upgrade stories, with Indonesia reaching investment-grade status on its credit rating during the past year. We remain invested in these two markets as we see the potential for further rating upgrades in both countries going forward.

What other factors affected fund performance?

The fund's duration positioning added value during the period. As a reminder, duration is a measure of a portfolio's sensitivity to interest-rate movements. As part of our efforts to minimize the impact of changing interest rates on fund performance, we maintained a relatively short duration for the portfolio throughout the reporting period. As of the end of the period, the fund's duration was 2.17

COUNTRY COMPOSITION AS OF 5/31/17 (%)

United States	70.2
Canada	5.0
Mexico	4.8
Australia	3.5
New Zealand	3.3
Philippines	2.6
Indonesia	2.4
Singapore	2.3
Norway	1.3
Other countries	4.6
TOTAL	100.0
As a percentage of net assets.

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"On a sector basis, overweight positions in high-yield and investment-grade corporate bonds contributed the most to relative performance."
years, compared with 5.95 years for the fund's benchmark. This positioning proved beneficial as interest rates rose overall during the period.
On a sector basis, overweight positions in high-yield and investment-grade corporate bonds contributed the most to relative performance. The fund also benefited from out-of-benchmark positions in convertible securities and term loans. In particular, term loans were added to the portfolio during the period and as of May 31, 2017 accounted for more than 7% of the portfolio. Most term loans have floating interest rates, which often attract investors in a rising interest-rate environment. Underweight positions in U.S. Treasury securities and government agency mortgage-backed securities also added value compared with the index.

QUALITY COMPOSITION AS OF 5/31/17 (%)

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How have you managed the fund's currency exposure?

We use currencies in the fund in two ways. One is to hedge away any undesired currency exposure tied to underlying bonds. For much of the period, we hedged the fund's exposure to Asian bonds denominated in local currencies into the Singapore dollar. We also take tactical positions in various currencies, and in general, the fund was positioned to benefit from a strengthening U.S. dollar. Overall, the fund's currency positioning had a limited but positive effect on performance for the reporting period.

How was the fund positioned at the end of the reporting period?

We have maintained the fund's relatively conservative positioning given several key risk factors. The first is visibility regarding Fed policy. The Fed is trying to strike a fine balance between normalizing monetary policy and remaining accommodative enough to allow the economy to strengthen—and pursuing that goal has been a delicate task. We anticipate continuing to limit the fund's sensitivity to interest-rate movements.

We're also monitoring economic growth in Europe and China, both of which are vital to stoking global demand. In terms of domestic growth, we're keeping close tabs on potential trade policy developments that could negatively affect the economy. Our reading is that any changes on the policy front are likely to be incremental rather than wholesale revisions.

In general, we still have a positive outlook on emerging-market debt over the long term, but given the challenges for the asset class in the near term, we plan to be selective and limit the fund's allocation to our highest-conviction investments.

We continue to believe that a nimble, risk-conscious approach in what remains a low-yield world is a prudent strategy for investors to pursue opportunities in the fixed-income markets.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-17	as of 5-31-17
Class A	-1.17	3.07	5.23	16.32	66.42	2.46	2.45
Class B	-2.76	2.84	5.07	15.02	64.05	1.87	1.86
Class C	1.24	3.19	4.93	17.02	61.78	1.86	1.85
Class I2	3.27	4.26	6.03	23.17	79.52	2.88	2.87
Class R1[2]	2.60	3.57	5.32	19.17	67.96	2.21	2.20
Class R2[2,3]	2.86	3.89	5.60	21.04	72.48	2.46	2.45
Class R3[2,3]	2.71	3.68	5.41	19.80	69.32	2.31	2.30
Class R4[2,3]	3.11	4.07	5.76	22.08	75.05	2.71	2.60
Class R5[2,3]	3.32	4.27	6.01	23.24	79.33	2.91	2.90
Class R6[2,3]	3.39	4.36	6.12	23.81	81.17	2.97	2.95
Index†	1.58	2.24	4.46	11.72	54.66	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.76	0.46	0.41
Net (%)	0.82	1.52	1.52	0.50	1.16	0.91	1.06	0.66	0.46	0.39

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-07	16,405	16,405	15,466
Class C4	5-31-07	16,178	16,178	15,466
Class I2	5-31-07	17,952	17,952	15,466
Class R1[2]	5-31-07	16,796	16,796	15,466
Class R2[2,3]	5-31-07	17,248	17,248	15,466
Class R3[2,3]	5-31-07	16,932	16,932	15,466
Class R4[2,3]	5-31-07	17,505	17,505	15,466
Class R5[2,3]	5-31-07	17,933	17,933	15,466
Class R6[2,3]	5-31-07	18,117	18,117	15,466

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-21-09; Class R6 shares were first offered 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,029.20	$4.10	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.08	0.81%
Class B	Actual expenses/actual returns	1,000.00	1,025.60	7.63	1.51%
	Hypothetical example for comparison purposes	1,000.00	1,017.40	7.59	1.51%
Class C	Actual expenses/actual returns	1,000.00	1,025.60	7.63	1.51%
	Hypothetical example for comparison purposes	1,000.00	1,017.40	7.59	1.51%
Class I	Actual expenses/actual returns	1,000.00	1,030.80	2.48	0.49%
	Hypothetical example for comparison purposes	1,000.00	1,022.50	2.47	0.49%
Class R1	Actual expenses/actual returns	1,000.00	1,027.40	5.81	1.15%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	5.79	1.15%
Class R2	Actual expenses/actual returns	1,000.00	1,028.70	4.55	0.90%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.53	0.90%
Class R3	Actual expenses/actual returns	1,000.00	1,027.90	5.41	1.07%
	Hypothetical example for comparison purposes	1,000.00	1,019.60	5.39	1.07%
Class R4	Actual expenses/actual returns	1,000.00	1,030.00	3.34	0.66%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.33	0.66%
Class R5	Actual expenses/actual returns	1,000.00	1,031.00	2.33	0.46%
	Hypothetical example for comparison purposes	1,000.00	1,022.60	2.32	0.46%
Class R6	Actual expenses/actual returns	1,000.00	1,031.40	1.98	0.39%
	Hypothetical example for comparison purposes	1,000.00	1,023.00	1.97	0.39%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
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Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 49.6%				$2,296,359,620
(Cost $2,276,846,789)
Consumer discretionary 5.5%				252,983,797
Auto components 0.1%
The Goodyear Tire & Rubber Company	8.750	08-15-20	2,495,000	2,950,338
Automobiles 0.4%
Ford Motor Company	6.625	10-01-28	9,828,000	11,588,490
General Motors Financial Company, Inc.	4.375	09-25-21	7,655,000	8,071,049
Hotels, restaurants and leisure 1.1%
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.000	06-01-24	9,110,000	9,477,133
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (S)	5.250	06-01-26	15,511,000	16,274,917
New Red Finance, Inc. (S)	4.625	01-15-22	17,380,000	17,866,640
New Red Finance, Inc. (S)	6.000	04-01-22	4,351,000	4,529,173
Internet and direct marketing retail 0.8%
Expedia, Inc.	5.000	02-15-26	13,880,000	15,067,476
QVC, Inc.	4.450	02-15-25	14,910,000	14,758,887
QVC, Inc.	5.950	03-15-43	8,760,000	8,299,671
Media 2.2%
CCO Holdings LLC (S)	5.125	05-01-27	7,670,000	7,847,369
CCO Holdings LLC	5.750	01-15-24	18,485,000	19,582,639
Comcast Corp.	2.350	01-15-27	10,290,000	9,684,053
Lamar Media Corp.	5.000	05-01-23	14,715,000	15,340,388
LIN Television Corp.	5.875	11-15-22	4,760,000	4,980,150
Outfront Media Capital LLC	5.625	02-15-24	9,685,000	10,132,931
Scripps Networks Interactive, Inc.	3.950	06-15-25	7,150,000	7,382,775
Sirius XM Radio, Inc. (S)	5.250	08-15-22	4,380,000	4,527,825
Time Warner, Inc.	3.800	02-15-27	9,640,000	9,615,428
Time, Inc. (S)	5.750	04-15-22	1,110,000	1,147,463
Tribune Media Company	5.875	07-15-22	9,650,000	10,168,688
Virgin Media Secured Finance PLC	5.250	01-15-21	2,210,000	2,345,363
Specialty retail 0.6%
Lowe's Companies, Inc. (P)	1.721	09-14-18	5,520,000	5,557,133
Lowe's Companies, Inc.	2.500	04-15-26	3,382,000	3,248,942
The Home Depot, Inc.	2.700	04-01-23	10,268,000	10,472,723
The Home Depot, Inc.	3.000	04-01-26	7,995,000	8,089,053
Textiles, apparel and luxury goods 0.3%
PVH Corp.	4.500	12-15-22	13,570,000	13,977,100
Consumer staples 5.1%				234,498,199
Beverages 1.9%
Anheuser-Busch InBev Finance, Inc.	2.650	02-01-21	15,685,000	15,936,462

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       12

	Rate (%)	Maturity date	Par value^		Value
Consumer staples (continued)
Beverages (continued)
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26		16,735,000	$17,210,960
Constellation Brands, Inc.	3.750	05-01-21		15,420,000	16,144,586
Constellation Brands, Inc.	4.250	05-01-23		25,165,000	27,082,674
Molson Coors Brewing Company	3.000	07-15-26		10,130,000	9,838,114
Food and staples retailing 1.3%
Aramark Services, Inc. (S)	5.000	04-01-25		6,640,000	6,972,000
Aramark Services, Inc.	5.125	01-15-24		9,400,000	9,917,000
CVS Health Corp.	3.875	07-20-25		21,995,000	23,041,148
Walgreens Boots Alliance, Inc.	3.800	11-18-24		18,340,000	19,035,049
Food products 1.5%
Kraft Heinz Foods Company	3.950	07-15-25		22,140,000	22,809,403
Kraft Heinz Foods Company (S)	4.875	02-15-25		14,297,000	15,305,911
Kraft Heinz Foods Company	6.125	08-23-18		13,755,000	14,466,519
Post Holdings, Inc. (S)	5.500	03-01-25		17,560,000	18,438,000
Household products 0.2%
Spectrum Brands, Inc.	5.750	07-15-25		9,565,000	10,163,769
Tobacco 0.2%
Philip Morris International, Inc.	3.375	08-11-25		7,920,000	8,136,604
Energy 4.2%					194,387,940
Oil, gas and consumable fuels 4.2%
Antero Resources Corp.	5.625	06-01-23		7,890,000	8,106,975
Concho Resources, Inc.	4.375	01-15-25		10,710,000	10,924,200
Enbridge, Inc.	4.250	12-01-26		18,060,000	19,037,353
Enterprise Products Operating LLC	3.350	03-15-23		10,986,000	11,320,590
Enterprise Products Operating LLC	5.200	09-01-20		3,425,000	3,740,216
Exxon Mobil Corp.	2.709	03-06-25		12,745,000	12,714,157
Magellan Midstream Partners LP	5.000	03-01-26		4,435,000	4,951,593
MPLX LP	4.125	03-01-27		7,285,000	7,396,766
MPLX LP	5.500	02-15-23		13,822,000	14,278,126
Newfield Exploration Company	5.375	01-01-26		5,370,000	5,611,650
Newfield Exploration Company	5.625	07-01-24		6,320,000	6,699,200
Pertamina Persero PT (S)	4.300	05-20-23		11,980,000	12,428,040
Petroleos Mexicanos	6.000	03-05-20		6,685,000	7,225,616
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	257,557,500	13,092,543
Tesoro Corp. (S)	4.750	12-15-23		15,000,000	15,787,500
The Williams Companies, Inc.	4.550	06-24-24		4,775,000	4,906,313
TransCanada PipeLines, Ltd.	3.750	10-16-23		6,745,000	7,105,547
TransCanada PipeLines, Ltd.	4.875	01-15-26		2,165,000	2,433,200
Williams Partners LP	3.750	06-15-27		12,735,000	12,728,505
Williams Partners LP	4.875	05-15-23		13,495,000	13,899,850

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       13

	Rate (%)	Maturity date	Par value^		Value
Financials 11.2%					$516,645,154
Banks 9.8%
Asian Development Bank	3.250	07-20-17	NZD	19,175,000	13,606,324
Asian Development Bank	4.625	03-06-19	NZD	15,245,000	11,208,766
Asian Development Bank	5.000	03-09-22	AUD	9,245,000	7,682,189
Asian Development Bank	6.450	08-08-21	INR	763,020,000	12,064,195
Asian Development Bank	6.950	01-16-20	INR	216,970,000	3,443,874
Banco Nacional de Comercio Exterior SNC (S)	4.375	10-14-25		8,130,000	8,323,494
Bank of America Corp. (P)	1.705	12-01-26		9,480,000	8,692,496
BankUnited, Inc.	4.875	11-17-25		15,690,000	16,408,806
CIT Group, Inc. (S)	5.500	02-15-19		13,345,000	14,078,975
Citigroup, Inc.	6.250	06-29-17	NZD	9,880,000	7,015,280
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)	5.900	02-15-23		8,350,000	8,861,438
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		20,615,000	20,666,538
First Niagara Financial Group, Inc.	7.250	12-15-21		2,950,000	3,495,774
First Tennessee Bank NA	2.950	12-01-19		11,755,000	11,903,054
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	10,498,136
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	17,735,000	13,455,459
International Bank for Reconstruction & Development	3.500	01-22-21	NZD	16,100,000	11,674,577
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	41,910,000	5,339,008
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	16,295,000	11,978,854
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	19,415,000	14,676,827
International Bank for Reconstruction & Development	5.750	10-28-19	INR	780,400,000	12,093,466
International Finance Corp.	2.800	08-15-22	AUD	16,505,000	12,482,712
International Finance Corp.	3.250	07-22-19	AUD	21,850,000	16,681,398
International Finance Corp.	3.625	05-20-20	NZD	19,125,000	13,902,713
International Finance Corp.	3.875	02-26-18	NZD	10,482,000	7,516,096
JPMorgan Chase & Co.	3.200	06-15-26		17,755,000	17,534,749
JPMorgan Chase & Co.	3.300	04-01-26		12,675,000	12,605,541
KFW	3.750	05-29-20	NZD	11,260,000	8,205,982
KFW	6.000	08-20-20	AUD	29,510,000	24,583,217
Landeskreditbank Baden-Wuerttemberg Foerderbank	3.875	05-29-19	NZD	11,025,000	7,981,604
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 Year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24		7,100,000	7,290,299
Realkredit Danmark A/S	1.000	04-01-18	DKK	175,020,000	26,702,045

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       14

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
SunTrust Banks, Inc. (5.050% to 6-15-22, then 3 month LIBOR + 3.102%) (Q)	5.050	06-15-22		9,945,000	$9,969,863
Synovus Financial Corp.	5.125	06-15-17		10,025,000	10,025,000
Synovus Financial Corp.	7.875	02-15-19		4,861,000	5,292,657
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		6,000,000	6,345,000
U.S. Bancorp (5.125% to 1-15-21, then 3 month LIBOR + 3.486%) (Q)	5.125	01-15-21		7,000,000	7,323,750
Wells Fargo & Company (P)	3.065	07-27-21	AUD	7,815,000	5,870,529
Wells Fargo & Company	3.250	04-27-22	AUD	8,840,000	6,594,050
Westpac Banking Corp.	5.000	10-21-19	GBP	4,280,000	6,067,233
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	4,181,883
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23		7,675,000	7,502,313
Capital markets 0.2%
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	9,272,878
Consumer finance 0.1%
Discover Financial Services	5.200	04-27-22		3,100,000	3,367,871
Insurance 0.7%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-68		12,365,000	16,445,450
Chubb INA Holdings, Inc.	3.350	05-03-26		17,665,000	18,221,041
Thrifts and mortgage finance 0.4%
MGIC Investment Corp.	5.750	08-15-23		16,290,000	17,511,750
Health care 7.2%					334,887,518
Biotechnology 0.9%
AbbVie, Inc.	1.800	05-14-18		13,622,000	13,640,104
AbbVie, Inc.	3.600	05-14-25		16,675,000	17,049,287
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26		12,665,000	12,367,145
Health care equipment and supplies 0.5%
Abbott Laboratories	2.950	03-15-25		23,425,000	22,884,890
Health care providers and services 3.9%
Anthem, Inc.	3.500	08-15-24		10,210,000	10,445,810
DaVita, Inc.	5.125	07-15-24		26,765,000	27,233,388
HCA, Inc.	3.750	03-15-19		10,195,000	10,411,644
HCA, Inc.	5.000	03-15-24		15,718,000	16,840,265
HCA, Inc.	5.250	04-15-25		9,040,000	9,870,595
HCA, Inc.	5.375	02-01-25		8,665,000	9,109,081
HCA, Inc.	7.500	02-15-22		13,650,000	15,731,625

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       15

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	8.000	10-01-18		7,400,000	$7,992,000
Humana, Inc.	3.850	10-01-24		6,234,000	6,485,024
Humana, Inc.	3.950	03-15-27		9,760,000	10,162,288
Quest Diagnostics, Inc.	4.250	04-01-24		11,395,000	12,103,701
UnitedHealth Group, Inc.	1.900	07-16-18		15,770,000	15,839,987
UnitedHealth Group, Inc.	3.750	07-15-25		23,020,000	24,344,847
UnitedHealth Group, Inc.	6.000	02-15-18		6,250,000	6,443,000
Pharmaceuticals 1.9%
Allergan Funding SCS	3.450	03-15-22		13,880,000	14,389,812
Allergan Funding SCS	3.800	03-15-25		4,385,000	4,525,574
AstraZeneca PLC	1.750	11-16-18		6,315,000	6,321,353
Eli Lilly & Company	2.750	06-01-25		12,415,000	12,456,988
Forest Laboratories LLC (S)	5.000	12-15-21		11,360,000	12,499,953
Merck & Company, Inc. (P)	1.541	05-18-18		11,280,000	11,323,180
Merck & Company, Inc.	2.750	02-10-25		19,657,000	19,680,667
Pfizer, Inc.	1.500	06-15-18		4,731,000	4,735,310
Industrials 5.5%					254,319,563
Aerospace and defense 1.6%
BAE Systems Holdings, Inc. (S)	3.850	12-15-25		14,194,000	14,758,722
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21		24,185,000	25,031,475
L3 Technologies, Inc.	3.850	12-15-26		6,900,000	7,107,242
Lockheed Martin Corp.	2.900	03-01-25		22,246,000	22,214,500
Lockheed Martin Corp.	3.100	01-15-23		5,955,000	6,123,616
Air freight and logistics 1.3%
Mexico City Airport Trust (S)	4.250	10-31-26		24,957,000	25,612,121
Mexico City Airport Trust (S)	5.500	10-31-46		13,805,000	13,922,343
XPO Logistics, Inc. (S)	6.500	06-15-22		16,850,000	17,889,645
Airlines 0.3%
Delta Air Lines, Inc.	3.625	03-15-22		14,610,000	15,064,284
Commercial services and supplies 0.3%
Cintas Corp. No 2	3.700	04-01-27		11,580,000	12,046,593
Construction and engineering 0.6%
AECOM (S)	5.125	03-15-27		29,230,000	29,120,388
Industrial conglomerates 0.8%
3M Company	3.000	08-07-25		8,815,000	8,991,670
General Electric Company	4.250	01-17-18	NZD	5,330,000	3,815,257
General Electric Company	6.250	09-29-20	GBP	1,570,000	2,381,469
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21		22,182,000	23,408,665
Professional services 0.2%
Verisk Analytics, Inc.	4.000	06-15-25		6,590,000	6,818,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       16

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Trading companies and distributors 0.4%
United Rentals North America, Inc.	4.625	07-15-23		9,400,000	$9,784,460
United Rentals North America, Inc.	5.500	05-15-27		9,955,000	10,228,763
Information technology 4.9%					229,168,415
Electronic equipment, instruments and components 0.7%
Zebra Technologies Corp.	7.250	10-15-22		30,490,000	32,731,015
IT services 0.8%
First Data Corp. (S)	5.375	08-15-23		7,130,000	7,486,500
Gartner, Inc. (S)	5.125	04-01-25		10,425,000	10,894,125
IBM Corp.	1.950	02-12-19		6,314,000	6,355,092
IBM Corp.	2.625	08-05-22	GBP	3,900,000	5,397,010
IBM Corp.	2.750	12-21-20	GBP	4,025,000	5,545,959
Semiconductors and semiconductor equipment 0.7%
Intel Corp.	3.700	07-29-25		10,927,000	11,559,324
Micron Technology, Inc.	7.500	09-15-23		10,695,000	11,947,385
NXP BV (S)	4.625	06-01-23		10,820,000	11,685,600
Software 1.9%
Activision Blizzard, Inc.	2.300	09-15-21		11,520,000	11,419,557
Activision Blizzard, Inc. (S)	6.125	09-15-23		11,515,000	12,407,413
CA, Inc.	4.700	03-15-27		16,280,000	17,350,850
Electronic Arts, Inc.	4.800	03-01-26		1,600,000	1,759,922
Microsoft Corp.	1.625	12-06-18		11,435,000	11,491,100
Microsoft Corp.	3.125	11-03-25		9,625,000	9,884,808
Microsoft Corp.	3.300	02-06-27		21,265,000	21,973,018
Technology hardware, storage and peripherals 0.8%
Apple, Inc. (P)	1.680	02-09-22		11,905,000	12,020,121
Apple, Inc.	3.200	05-13-25		26,605,000	27,259,616
Materials 2.6%					120,493,901
Chemicals 0.1%
Praxair, Inc.	3.200	01-30-26		2,055,000	2,116,512
Construction materials 0.3%
Cemex SAB de CV (S)	6.125	05-05-25		14,450,000	15,533,750
Containers and packaging 2.1%
Ball Corp.	4.000	11-15-23		18,070,000	18,408,813
Ball Corp.	5.250	07-01-25		20,520,000	22,294,980
Crown Americas LLC	4.500	01-15-23		13,700,000	14,282,250
Crown Cork & Seal Company, Inc.	7.375	12-15-26		6,138,000	7,120,080
Sealed Air Corp. (S)	4.875	12-01-22		9,085,000	9,482,469
Sealed Air Corp. (S)	5.125	12-01-24		9,275,000	9,761,938
Sealed Air Corp. (S)	6.500	12-01-20		14,835,000	16,541,025
Metals and mining 0.1%
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		4,365,000	4,952,084

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Real estate 0.9%					$41,312,049
Equity real estate investment trusts 0.7%
American Tower Corp.	4.700	03-15-22		3,640,000	3,952,381
Crown Castle Towers LLC (S)	4.883	08-15-40		5,718,000	6,098,683
Host Hotels & Resorts LP	4.750	03-01-23		8,050,000	8,642,271
Host Hotels & Resorts LP	5.250	03-15-22		8,550,000	9,330,786
The Hongkong Land Treasury Services Singapore Pte, Ltd.	3.860	12-29-17	SGD	4,000,000	2,927,463
Real estate management and development 0.2%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	14,250,000	10,360,465
Telecommunication services 0.7%					33,471,075
Wireless telecommunication services 0.7%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	6,688,375
T-Mobile USA, Inc.	6.125	01-15-22		11,720,000	12,335,300
T-Mobile USA, Inc.	6.500	01-15-26		7,200,000	7,947,000
T-Mobile USA, Inc.	6.625	04-01-23		3,000,000	3,194,100
T-Mobile USA, Inc.	6.836	04-28-23		3,090,000	3,306,300
Utilities 1.8%					84,192,009
Electric utilities 1.5%
E.ON International Finance BV	6.000	10-30-19	GBP	2,100,000	3,028,772
Emera US Finance LP	3.550	06-15-26		12,610,000	12,601,312
FirstEnergy Transmission LLC (S)	4.350	01-15-25		31,615,000	33,369,095
Fortis, Inc. (S)	3.055	10-04-26		12,120,000	11,709,786
Great Plains Energy, Inc.	3.150	04-01-22		7,320,000	7,442,156
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	879,184
Multi-utilities 0.1%
NiSource Finance Corp.	5.650	02-01-45		4,055,000	4,880,282
Water utilities 0.2%
American Water Capital Corp.	3.400	03-01-25		9,904,000	10,281,422
Convertible bonds 1.4%					$63,534,750
(Cost $51,458,487)
Financials 0.2%					10,118,875
Insurance 0.2%
Fidelity National Financial, Inc.	4.250	08-15-18		4,225,000	10,118,875
Health care 0.7%					31,614,193
Health care providers and services 0.4%
Anthem, Inc.	2.750	10-15-42		6,750,000	16,841,250
Pharmaceuticals 0.3%
Bayer Capital Corp. BV (S)	5.625	11-22-19	EUR	10,400,000	14,772,943

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       18

	Rate (%)		Maturity date	Par value^	Value
Industrials 0.3%					$11,401,944
Trading companies and distributors 0.3%
Air Lease Corp.	3.875		12-01-18	8,315,000	11,401,944
Information technology 0.2%					10,399,738
Semiconductors and semiconductor equipment 0.2%
Intel Corp.	3.250		08-01-39	5,930,000	10,399,738
Term loans (M) 7.4%					$341,709,320
(Cost $341,744,281)
Consumer discretionary 2.4%					108,875,393
Diversified consumer services 0.4%
The ServiceMaster Company LLC	3.545		11-08-23	15,810,375	15,944,763
Hotels, restaurants and leisure 0.9%
Hilton Worldwide Finance LLC	3.024		10-25-23	10,583,409	10,642,358
KFC Holding Company	2.999		06-16-23	11,790,000	11,856,378
New Red Finance, Inc.	3.309		02-16-24	18,536,352	18,564,157
Media 1.1%
CBS Radio, Inc. (T)		TBD	10-17-23	10,540,000	10,601,448
Charter Communications Operating LLC	3.050		01-15-22	21,496,432	21,609,288
Coral US Company Borrower LLC (T)		TBD	01-31-25	4,455,000	4,470,593
Virgin Media Bristol LLC	3.739		01-31-25	15,125,000	15,186,408
Consumer staples 1.0%					47,621,334
Food and staples retailing 0.5%
Albertsons LLC	4.045		08-22-21	9,605,925	9,659,334
Aramark Services, Inc.	3.045		03-28-24	11,535,000	11,610,670
Food products 0.4%
Pinnacle Foods Finance LLC	2.995		02-02-24	19,472,198	19,560,991
Household products 0.1%
Spectrum Brands, Inc.	3.174		06-23-22	6,750,646	6,790,339
Energy 0.7%					33,977,626
Oil, gas and consumable fuels 0.7%
Energy Transfer Equity LP	3.745		02-02-24	34,013,000	33,977,626
Health care 0.3%					14,164,462
Biotechnology 0.3%
Grifols Worldwide Operations USA, Inc.	3.200		01-31-25	14,140,000	14,164,462
Industrials 0.8%					35,574,058
Airlines 0.4%
American Airlines, Inc.	3.544		04-28-23	10,498,950	10,510,394
United Airlines, Inc.	3.422		04-01-24	9,190,000	9,247,438
Building products 0.4%
Builders FirstSource, Inc.	4.069		02-29-24	15,870,025	15,816,226

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       19

	Rate (%)		Maturity date	Par value^		Value
Information technology 1.2%						$56,301,744
Electronic equipment, instruments and components 0.6%
Dell International LLC	3.550		09-07-23	14,472,366		14,554,280
Zebra Technologies Corp.	3.600		10-27-21	11,971,238		12,061,741
IT services 0.4%
First Data Corp.	4.029		07-10-22	11,231,558		11,297,038
Gartner, Inc.	3.045		04-05-24	5,826,000		5,869,695
Software 0.2%
Misys Europe SA (T)		TBD	04-27-24	12,495,000		12,518,990
Materials 0.2%						9,093,293
Containers and packaging 0.2%
Berry Plastics Corp.	3.244		02-08-20		4,993,472	5,022,285
Berry Plastics Corp.	3.523		10-01-22		4,040,703	4,071,008
Telecommunication services 0.8%						36,101,410
Diversified telecommunication services 0.2%
CenturyLink, Inc. (T)		TBD	01-31-25	6,680,000		6,666,907
Wireless telecommunication services 0.6%
SBA Senior Finance II LLC	3.300		03-24-21	13,166,154		13,210,655
Sprint Communications, Inc.	3.563		02-02-24	16,180,000		16,223,848
Foreign government obligations 20.4%						$942,924,384
(Cost $990,892,112)
Australia 3.2%						147,468,776
New South Wales Treasury Corp.	6.000		05-01-20	AUD	39,410,000	32,747,766
New South Wales Treasury Corp.	6.000		03-01-22	AUD	10,615,000	9,293,603
Queensland Treasury Corp. (S)	4.000		06-21-19	AUD	28,490,000	22,111,777
Queensland Treasury Corp.	5.500		06-21-21	AUD	29,595,000	24,935,879
Queensland Treasury Corp.	6.000		07-21-22	AUD	27,080,000	23,803,708
Queensland Treasury Corp.	6.250		02-21-20	AUD	27,140,000	22,507,318
Western Australian Treasury Corp.	2.500		07-23-24	AUD	16,500,000	12,068,725
Brazil 0.3%						11,697,549
Federative Republic of Brazil	10.000		01-01-18	BRL	36,245,000	11,697,549
Canada 3.2%						148,354,659
Canada Housing Trust No. 1 (S)	1.250		12-15-20	CAD	13,170,000	9,784,027
Canada Housing Trust No. 1 (S)	1.700		12-15-17	CAD	16,080,000	11,973,610
Canada Housing Trust No. 1 (S)	3.350		12-15-20	CAD	12,430,000	9,900,384
Export Development Canada	2.400		06-07-21	AUD	3,560,000	2,657,528
Export Development Canada	3.500		02-20-18	NZD	13,405,000	9,582,888
Export Development Canada	4.875		01-24-19	NZD	13,715,000	10,100,452
Government of Canada	1.250		03-01-18	CAD	42,740,000	31,787,094
Government of Canada	1.750		09-01-19	CAD	32,785,000	24,834,422
Province of Ontario	1.900		09-08-17	CAD	31,825,000	23,636,750
Province of Ontario	4.200		06-02-20	CAD	17,485,000	14,097,504

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Colombia 0.5%					$23,714,484
Republic of Colombia	4.500	01-28-26		11,740,000	12,503,100
Republic of Colombia	7.000	09-11-19	COP	31,714,000,000	11,211,384
Finland 0.1%					5,086,017
Nordic Investment Bank	1.375	07-15-20	NOK	42,390,000	5,086,017
Indonesia 2.1%					96,746,573
Republic of Indonesia	7.000	05-15-22	IDR	243,318,000,000	18,511,750
Republic of Indonesia	7.000	05-15-27	IDR	144,355,000,000	10,869,975
Republic of Indonesia	7.500	08-15-32	IDR	102,202,000,000	7,723,809
Republic of Indonesia	8.250	07-15-21	IDR	245,828,000,000	19,453,152
Republic of Indonesia	8.375	03-15-24	IDR	51,135,000,000	4,132,606
Republic of Indonesia	8.375	09-15-26	IDR	221,916,000,000	18,220,853
Republic of Indonesia	8.750	05-15-31	IDR	143,811,000,000	12,054,428
Republic of Indonesia	9.000	03-15-29	IDR	68,320,000,000	5,780,000
Mexico 2.8%					129,521,707
Government of Mexico	4.600	01-23-46		11,847,000	11,521,208
Government of Mexico	4.750	06-14-18	MXN	161,760,000	8,458,436
Government of Mexico	6.500	06-10-21	MXN	334,600,000	17,447,436
Government of Mexico	7.750	05-29-31	MXN	273,582,000	15,071,513
Government of Mexico	8.000	06-11-20	MXN	212,300,000	11,604,428
Government of Mexico	8.000	12-07-23	MXN	310,720,000	17,270,573
Government of Mexico	8.500	12-13-18	MXN	199,239,000	10,874,372
Government of Mexico	10.000	12-05-24	MXN	601,513,000	37,273,741
New Zealand 3.2%					150,558,424
Dominion of New Zealand	3.000	04-15-20	NZD	44,655,000	32,098,867
Dominion of New Zealand	5.000	03-15-19	NZD	46,480,000	34,587,800
Dominion of New Zealand	6.000	12-15-17	NZD	29,685,000	21,498,744
Dominion of New Zealand	6.000	05-15-21	NZD	48,140,000	38,980,755
New Zealand Local Government Funding Agency	5.000	03-15-19	NZD	15,900,000	11,787,444
New Zealand Local Government Funding Agency	6.000	12-15-17	NZD	16,049,000	11,604,814
Norway 1.3%					60,508,861
Government of Norway (S)	3.750	05-25-21	NOK	183,055,000	24,105,531
Government of Norway (S)	4.500	05-22-19	NOK	285,721,000	36,403,330
Philippines 1.6%					74,139,120
Republic of Philippines	3.375	08-20-20	PHP	580,000,000	11,441,072
Republic of Philippines	3.500	04-21-23	PHP	265,720,000	5,076,504
Republic of Philippines	4.625	09-09-40	PHP	29,167,000	529,679
Republic of Philippines	4.950	01-15-21	PHP	364,760,000	7,493,061
Republic of Philippines	5.875	12-16-20	PHP	609,320,800	12,933,796
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	5,619,689
Republic of Philippines	6.500	04-28-21	PHP	678,000,000	14,798,366

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Philippines (continued)
Republic of Philippines	8.000	07-19-31	PHP	356,645,000	$9,380,677
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	6,866,276
Portugal 0.2%					9,449,650
Republic of Portugal (S)	5.125	10-15-24		9,310,000	9,449,650
Singapore 1.7%					77,415,984
Republic of Singapore	2.500	06-01-19	SGD	38,940,000	28,874,728
Republic of Singapore	3.250	09-01-20	SGD	63,315,000	48,541,256
South Korea 0.1%					3,195,104
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	1,056,653
Korea Treasury Bond Coupon Strips	3.287	03-10-18	KRW	1,205,430,000	1,065,518
Korea Treasury Bond Coupon Strips	3.297	09-10-17	KRW	1,205,430,000	1,072,933
Sweden 0.1%					5,067,476
Kingdom of Sweden	5.000	12-01-20	SEK	36,945,000	5,067,476
Capital preferred securities 1.5%					$71,087,358
(Cost $65,745,744)
Financials 1.5%					71,087,358
Banks 1.5%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	06-19-17	15,810,000		13,601,501
USB Capital IX (P)(Q)	3.500	07-03-17	31,793,000		27,341,980
Wachovia Capital Trust III (P)(Q)	5.570	07-03-17	30,035,000		30,143,877
Collateralized mortgage obligations 7.0%					$324,865,236
(Cost $325,675,522)
Commercial and residential 5.8%					267,022,726
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	3.463	04-25-35		2,509,701	2,523,682
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29		2,040,000	2,053,311
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596	04-14-33		5,220,000	4,940,098
BBCMS Mortgage Trust Series 2015-STP, Class A (S)	3.323	09-10-28		9,160,287	9,451,312
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	3.293	01-25-35	2,803,185		2,817,191
Series 2005-2, Class A1 (P)	3.260	03-25-35	1,549,318		1,563,017
Series 2005-5, Class A2 (P)	2.820	08-25-35	2,688,732		2,673,610
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.724	01-25-35	1,041,489		1,017,446
Series 2004-7, Class 1A1 (P)	3.416	08-25-34	2,736,103		2,773,841
Series 2004-8, Class 1A (P)	1.724	09-25-34	1,006,378		994,899
Series 2004-8, Class 2A (P)	1.704	09-25-34	4,625,147		4,418,983
Series 2005-7, Class 11A1 (P)	1.564	08-25-35	2,085,660		2,011,174

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       22

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	3.927	03-10-33	4,767,000	$4,674,512
CLNS Trust Series 2017-IKPR, Class B (P) (S)	2.000	06-11-32	6,255,000	6,260,962
Cold Storage Trust Series 2017-ICE3 (P) (S)	1.994	04-15-24	7,950,000	7,962,463
Commercial Mortgage Trust (Bank of America Merrill Lynch/ Deutsche Bank) Series 2013-WWP, Class D (S)	3.898	03-10-31	8,550,000	8,675,833
Credit Suisse Commercial Mortgage Trust Series 2015-GLPB, Class A (S)	3.639	11-15-34	13,715,000	14,487,633
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.491	09-19-44	16,654,004	825,571
Series 2005-AR2, Class X2 IO	1.920	03-19-45	29,933,665	1,830,010
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-34	6,035,000	6,134,502
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (P)	5.759	07-10-38	1,683,409	1,682,532
GSR Mortgage Loan Trust Series 2005-AR6, Class 4A5 (P)	3.059	09-25-35	4,212,055	4,221,884
HarborView Mortgage Loan Trust
Series 2005-2, Class X IO	1.512	05-19-35	11,011,186	568,940
Series 2005-9, Class 2A1C (P)	1.460	06-20-35	4,731,130	4,584,536
Series 2007-3, Class ES IO (S)	0.350	05-19-47	25,873,983	397,657
Series 2007-4, Class ES IO	0.350	07-19-47	27,836,569	398,480
Series 2007-6, Class ES IO (S)	0.342	08-19-37	21,979,663	276,350
Hilton USA Trust
Series 2016-HHV, Class A (S)	3.719	11-05-38	4,450,000	4,653,720
Series 2016-HHV, Class B (P) (S)	4.194	11-05-38	4,685,000	4,948,477
Homestar Mortgage Acceptance Corp. Series 2004-6, Class M3 (P)	2.124	01-25-35	5,265,000	5,242,989
Hudson Yards Mortgage Trust Series 2016-10HY, Class A (S)	2.835	08-10-38	14,990,000	14,720,216
Hudsons Bay Simon JV Trust Series 2015-HB10, Class A10 (S)	4.154	08-05-34	15,800,000	16,438,845
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.751	10-25-36	34,411,586	2,295,982
Series 2005-AR18, Class 2X IO	1.532	10-25-36	36,024,428	1,386,213
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP7, Class AM (P)	5.943	04-17-45	21,070	21,031
Series 2015-SGP, Class A (P) (S)	2.689	07-15-36	8,290,000	8,339,316
Series 2015-UES, Class A (S)	2.933	09-05-32	8,200,000	8,401,261
Series 2016-NINE, Class A (P) (S)	2.854	10-06-38	16,655,000	16,435,369
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (P)	3.229	07-25-35	2,768,369	2,755,322

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	3.058	12-25-34	1,074,274	$1,078,604
Series 2005-2, Class 1A (P)	2.543	10-25-35	4,126,528	4,120,581
Series 2005-A2, Class A2 (P)	2.976	02-25-35	1,731,723	1,761,392
Series 2006-3, Class 2A1 (P)	3.120	10-25-36	1,358,017	1,333,443
Series 2007-1, Class 2A1 (P)	3.385	01-25-37	6,037,798	5,962,189
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A (S)	2.200	09-13-31	12,290,000	12,210,830
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	3.220	10-25-34	1,418,475	1,430,061
Series 2004-9, Class 1A (P)	5.437	11-25-34	1,630,963	1,709,333
Olympic Tower Mortgage Trust Series 2017-OT, Class A (S)	3.566	05-10-39	4,610,000	4,791,028
One Market Plaza Trust Series 2017-1MKT, Class A (S)	3.614	02-10-32	11,525,000	12,091,403
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (P)	1.334	11-25-35	1,734,753	1,697,269
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (P) (S)	4.388	01-05-43	6,695,000	5,422,495
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10, Class 2A (P)	3.268	08-25-34	5,639,321	5,643,123
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	3.256	12-25-33	1,688,210	1,659,665
WaMu Mortgage Pass Through Certificates
Series 2003-AR11, Class A6 (P)	2.843	10-25-33	6,902,673	6,966,507
Series 2004-AR14, Class A1 (P)	2.897	01-25-35	3,093,511	3,148,320
Series 2005-AR19, Class A1A2 (P)	1.314	12-25-45	2,893,876	2,750,901
Series 2005-AR6, Class 2A1A (P)	1.254	04-25-45	2,885,289	2,750,910
Series 2005-AR8, Class 2AB2 (P)	1.444	07-25-45	3,095,069	2,986,997
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	3.000	12-25-34	1,626,644	1,648,505
U.S. Government Agency 1.2%				57,842,510
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.874	10-25-27	6,470,000	6,620,788
Series 2016-DNA1, Class M1 (P)	2.474	07-25-28	2,664,830	2,675,438
Series 2016-DNA2, Class M1 (P)	2.274	10-25-28	6,228,823	6,242,978
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	7,410,345	898,107
Series 2013-46, Class MI IO	3.500	05-25-43	35,265,741	4,974,413
Series 2014-C02, Class 1M1 (P)	1.974	05-25-24	2,239,378	2,248,710
Series 2014-C03, Class 2M1 (P)	2.224	07-25-24	1,495,416	1,498,660
Series 2015-C04, Class 1M1 (P)	2.624	04-25-28	1,351,236	1,354,410
Series 2015-C04, Class 2M1 (P)	2.724	04-25-28	1,171,987	1,176,120

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       24

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2016-C03, Class 1M1 (P)	3.024	10-25-28	5,773,638	$5,881,912
Series 2016-C05, Class 2M1 (P)	2.374	01-25-29	9,258,242	9,330,923
Series 2016-C07, Class 2M1 (P)	2.324	04-25-29	10,159,938	10,219,120
Series 402, Class 3 IO	4.000	11-25-39	1,628,883	327,530
Series 402, Class 4 IO	4.000	10-25-39	2,499,266	452,780
Series 402, Class 7 IO	4.500	11-25-39	3,170,551	660,503
Series 406, Class 3 IO	4.000	01-25-41	3,961,928	760,528
Series 407, Class 4 IO	4.500	03-25-41	5,990,568	1,103,617
Series 407, Class 7 IO	5.000	03-25-41	5,014,543	947,159
Series 407, Class 8 IO	5.000	03-25-41	2,615,115	468,814
Asset backed securities 5.3%				$245,276,600
(Cost $244,198,459)
Asset backed securities 5.3%				245,276,600
American Express Credit Account Master Trust Series 2017-3, Class A	1.770	11-15-22	9,200,000	9,208,674
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	17,073,000	16,621,124
Capital One Multi-Asset Execution Trust Series 2014-A5, Class A	1.480	07-15-20	4,537,000	4,539,401
Chase Issuance Trust
Series 2014-A7, Class A	1.380	11-15-19	11,395,000	11,399,183
Series 2015-A7, Class A7	1.620	07-15-20	10,785,000	10,805,933
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	12,669,096	12,672,235
Coinstar Funding LLC Series 2017-1A, Class A2 (S)	5.216	04-25-47	12,495,000	12,695,526
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	22,071,950	22,629,487
Discover Card Execution Note Trust Series 2007-A1, Class A1	5.650	03-16-20	6,353,000	6,432,151
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2II (S)	4.474	10-25-45	16,308,563	16,367,273
EquiFirst Mortgage Loan Trust Series 2015-1, Class M2 (P)	1.699	04-25-35	5,667,104	5,647,729
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (S)	3.857	04-30-47	4,545,000	4,584,314
Ford Credit Auto Owner Trust Series 2015-A, Class A4	1.640	06-15-20	7,012,000	7,021,341
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (P)	1.394	10-25-35	10,223,136	10,002,498
Home Equity Asset Trust Series 2003-1, Class M1 (P)	2.524	06-25-33	1,429,417	1,422,757
Honda Auto Receivables Owner Trust Series 2016-1, Class A3	1.220	12-18-19	5,000,000	4,988,955
RASC Trust Series 2005-EMX3, Class M3 (P)	1.484	09-25-35	8,500,000	8,329,916

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       25

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	6,114,125	$6,091,380
Taco Bell Funding LLC Series 2016-1A, Class A23 (S)	4.970	05-25-46	23,075,625	24,208,407
Towd Point Mortgage Trust
Series 2017-1, Class A1 (P) (S)	2.750	10-25-56	10,599,096	10,669,422
Series 2017-2, Class A1 (P) (S)	2.750	04-25-57	12,285,000	12,402,436
Toyota Auto Receivables Owner Trust Series 2015-C, Class A3	1.340	06-17-19	3,507,166	3,506,926
Verizon Owner Trust Series 2016-1A, Class A (S)	1.420	01-20-21	10,391,000	10,353,129
Wendys Funding LLC Series 2015-1A, Class A2II (S)	4.080	06-15-45	12,425,775	12,676,403
			Shares	Value
Common stocks 0.0%				$0
(Cost $3,539,176)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			300,118	0
Preferred securities 6.0%				$276,358,566
(Cost $263,819,705)
Consumer staples 0.4%				17,762,906
Food products 0.4%
	Tyson Foods, Inc., 4.750%		288,125	17,762,906
Energy 0.2%				9,018,591
Oil, gas and consumable fuels 0.2%
	Kinder Morgan, Inc., 9.750%		212,803	9,018,591
Financials 3.4%				158,333,387
Banks 2.8%
	First Tennessee Bank NA, 3.750% (P)(S)		18,420	13,071,293
	M&T Bank Corp., Series A, 6.375%		7,985	8,184,625
	M&T Bank Corp., Series C, 6.375%		962	995,670
	Regions Financial Corp., 6.375%		561,920	14,441,344
	SunTrust Banks, Inc., 5.875%		350,000	8,932,000
	Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR + 6.390%)		333,527	9,165,322
	U.S. Bancorp, 3.500% (P)		21,257	18,801,179
	U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)		385,125	11,623,073
	Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)		440,630	12,029,199
	Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)		592,332	17,722,573

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       26

			Shares	Value
Financials (continued)
Banks (continued)
	Wells Fargo & Company, Series L, 7.500%		500	$632,995
	Zions Bancorporation, 7.900%		444,000	11,086,680
	Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%), 6.950%		154,580	4,515,282
Diversified financial services 0.2%
	AMG Capital Trust II, 5.150%		141,355	8,163,251
Insurance 0.4%
	The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)		610,325	18,968,901
Health care 0.3%				15,830,290
Health care equipment and supplies 0.2%
	Becton, Dickinson and Company, 6.125%		171,450	9,174,290
Pharmaceuticals 0.1%
	Allergan PLC, 5.500%		8,312	6,656,000
Industrials 0.1%				2,593,242
Machinery 0.1%
	Stanley Black & Decker, Inc., 5.375%		24,880	2,593,242
Utilities 1.6%				72,820,150
Electric utilities 0.9%
	NextEra Energy, Inc., 6.123%		410,325	21,743,122
	NextEra Energy, Inc., 6.371%		295,095	18,886,080
Multi-utilities 0.7%
	Dominion Energy, Inc., 6.750%		332,780	17,098,236
	Dominion Resources, Inc., 6.375%		298,216	15,092,712
			Shares/Par	Value
Purchased options 0.0%				$174,964
(Cost $1,206,208)
Put options 0.0%				174,964
Over the Counter Option on the USD vs. JPY (Expiration Date: 11-15-17; Strike Price: $97.65; Counterparty: UBS Securities LLC) (I)			64,160,000	174,964
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.6%				$73,971,000
(Cost $73,971,000)
U.S. Government Agency 0.9%				43,202,000
Federal Home Loan Bank Discount Note	0.637	06-01-17	43,202,000	43,202,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       27

	Par value^	Value
Repurchase agreement 0.7%		$30,769,000
Barclays Tri-Party Repurchase Agreement dated 5-31-17 at 0.780% to be repurchased at $23,409,507 on 6-1-17, collateralized by $24,323,900 U.S. Treasury Notes, 1.125% due 7-31-21 (valued at $23,877,782, including interest)	23,409,000	23,409,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $7,360,045 on 6-1-17, collateralized by $7,665,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $7,511,171, including interest)	7,360,000	7,360,000
Total investments (Cost $4,639,097,483)† 100.2%		$4,636,261,798
Other assets and liabilities, net (0.2%)		($7,470,621)
Total net assets 100.0%		$4,628,791,177

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       28

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $944,503,587 or 20.4% of the fund's net assets as of 5-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $4,675,193,300. Net unrealized depreciation aggregated to $38,931,502, of which $106,458,421 related to appreciated investment securities and $145,389,923 related to depreciated investment securities.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	2,821	Short	Sep 2017	($333,069,562)	($333,759,562)	($690,000)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       29

FUTURES (continued)

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	3969	Short	Sep 2017	($499,097,404)	($501,272,296)	($2,174,892)
U.S. Treasury Long Bond Futures	675	Short	Sep 2017	(102,788,116)	(103,823,438)	(1,035,322)
						($3,900,214)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	48,378,902	NZD	52,683,542	Goldman Sachs Bank USA	6/21/2017	—	($1,374,676)
AUD	103,171,098	NZD	112,122,403	State Street Bank and Trust Company	6/21/2017	—	(2,769,680)
AUD	25,085,138	USD	19,070,641	Australia and New Zealand Banking Group	6/21/2017	—	(437,018)
MXN	635,523,638	USD	33,750,000	State Street Bank and Trust Company	6/21/2017	$224,593	—
NOK	270,459,276	USD	32,362,983	State Street Bank and Trust Company	6/21/2017	—	(343,824)
NOK	39,589,800	USD	4,649,866	UBS AG	6/21/2017	37,095	—
NZD	106,353,456	AUD	96,703,333	Royal Bank of Canada	6/21/2017	3,488,379	—
NZD	53,132,293	AUD	48,351,667	State Street Bank and Trust Company	6/21/2017	1,712,720	—
NZD	34,181,565	USD	23,972,795	State Street Bank and Trust Company	6/21/2017	235,095	—
SEK	307,572,438	USD	35,065,062	Citibank N.A.	6/21/2017	361,346	—
SGD	44,193,209	USD	31,735,000	HSBC Bank USA	6/21/2017	211,513	—
SGD	59,355,000	USD	42,509,687	Standard Chartered Bank	6/21/2017	397,025	—
SGD	38,202,745	USD	27,370,000	State Street Bank and Trust Company	6/21/2017	246,109	—
USD	3,782,919	AUD	5,091,782	Goldman Sachs Bank USA	6/5/2017	—	(313)
USD	380,108,189	AUD	500,778,210	Australia and New Zealand Banking Group	6/21/2017	8,122,509	—
USD	26,099,068	DKK	177,618,927	State Street Bank and Trust Company	6/21/2017	—	(753,693)
USD	725,874	EUR	675,000	Goldman Sachs Bank USA	6/21/2017	—	(33,142)
USD	12,020,434	EUR	11,298,250	JPMorgan Chase Bank N.A.	6/21/2017	—	(684,096)
USD	683,196	EUR	625,000	State Street Bank and Trust Company	6/21/2017	—	(19,597)
USD	23,034,533	GBP	18,739,042	HSBC Bank USA	6/21/2017	—	(1,124,035)
USD	34,265,000	MXN	647,438,546	State Street Bank and Trust Company	6/21/2017	—	(346,554)
USD	87,022,972	NOK	737,084,574	UBS AG	6/21/2017	—	(239,069)
USD	298,507,131	NZD	426,642,938	State Street Bank and Trust Company	6/21/2017	—	(3,647,696)
USD	38,981,551	SEK	349,664,512	Citibank N.A.	6/21/2017	—	(1,293,053)
USD	312,389,540	SGD	440,578,588	Standard Chartered Bank	6/21/2017	—	(6,097,168)
USD	4,783,434	SGD	6,750,000	State Street Bank and Trust Company	6/21/2017	—	(96,025)
						$15,036,384	($19,259,639)

Derivative currency abbreviations

AUD	Australian Dollar	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EURO	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
MXN	Mexican Peso	USD	United States Dollar

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       30

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $4,639,097,483)	$4,636,261,798
Cash	782,288
Foreign currency, at value (Cost $5,366,105)	5,306,366
Cash held at broker for futures contracts	14,245,363
Cash segregated at custodian for OTC derivative contracts	14,820,000
Receivable for investments sold	11,847,255
Receivable for fund shares sold	3,305,124
Unrealized appreciation on forward foreign currency contracts	15,036,384
Dividends and interest receivable	46,712,719
Receivable due from advisor	114
Other receivables and prepaid expenses	95,769
Total assets	4,748,413,180
Liabilities
Payable for investments purchased	88,907,373
Unrealized depreciation on forward foreign currency contracts	19,259,639
Payable for fund shares repurchased	5,740,376
Payable for futures variation margin	1,027,881
Distributions payable	3,464,507
Payable to affiliates
Accounting and legal services fees	273,457
Transfer agent fees	369,032
Distribution and service fees	44,178
Other liabilities and accrued expenses	535,560
Total liabilities	119,622,003
Net assets	$4,628,791,177
Net assets consist of
Paid-in capital	$4,680,511,432
Undistributed net investment income	70,387,799
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(111,394,264)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	(10,713,790)
Net assets	$4,628,791,177

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       31

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($671,727,797 ÷ 103,839,812 shares)[1]	$6.47
Class B ($71,024,237 ÷ 10,978,977 shares)[1]	$6.47
Class C ($319,913,979 ÷ 49,455,616 shares)[1]	$6.47
Class I ($3,080,292,870 ÷ 477,121,310 shares)	$6.46
Class R1 ($12,877,150 ÷ 1,984,123 shares)	$6.49
Class R2 ($13,985,984 ÷ 2,164,774 shares)	$6.46
Class R3 ($6,538,568 ÷ 1,010,979 shares)	$6.47
Class R4 ($144,632,012 ÷ 22,351,491 shares)	$6.47
Class R5 ($19,515,997 ÷ 3,021,053 shares)	$6.46
Class R6 ($288,282,583 ÷ 44,603,188 shares)	$6.46
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.74

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       32

STATEMENT OF OPERATIONS   For the year ended 5-31-17

Investment income
Interest	$157,069,338
Dividends	16,644,939
Less foreign taxes withheld	(1,396,707)
Total investment income	172,317,570
Expenses
Investment management fees	15,595,840
Distribution and service fees	7,780,281
Accounting and legal services fees	1,170,353
Transfer agent fees	5,145,350
Trustees' fees	82,833
State registration fees	376,081
Printing and postage	564,262
Professional fees	278,084
Custodian fees	1,036,714
Other	76,383
Total expenses	32,106,181
Less expense reductions	(559,152)
Net expenses	31,547,029
Net investment income	140,770,541
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	8,532,864
Futures contracts	15,087,826
23,620,690
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(13,139,601)
Futures contracts	(3,900,214)
(17,039,815)
Net realized and unrealized gain	6,580,875
Increase in net assets from operations	$147,351,416

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       33

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$140,770,541	$104,710,010
Net realized gain (loss)	23,620,690	(34,771,944)
Change in net unrealized appreciation (depreciation)	(17,039,815)	15,002,367
Increase in net assets resulting from operations	147,351,416	84,940,433
Distributions to shareholders
From net investment income
Class A	(23,532,069)	(26,773,470)
Class B	(1,890,281)	(2,354,161)
Class C	(8,346,672)	(9,467,994)
Class I	(103,332,197)	(65,001,307)
Class R1	(377,782)	(376,922)
Class R2	(371,095)	(221,484)
Class R3	(129,341)	(65,468)
Class R4	(4,371,625)	(3,561,024)
Class R5	(492,793)	(388,454)
Class R6	(8,239,233)	(5,931,841)
From net realized gain
Class A	—	(2,926,082)
Class B	—	(338,594)
Class C	—	(1,358,644)
Class I	—	(6,452,823)
Class R1	—	(46,109)
Class R2	—	(21,979)
Class R3	—	(7,563)
Class R4	—	(413,215)
Class R5	—	(37,936)
Class R6	—	(566,808)
Total distributions	(151,083,088)	(126,311,878)
From fund share transactions	(338,463,744)	1,791,922,427
Total increase (decrease)	(342,195,416)	1,750,550,982
Net assets
Beginning of year	4,970,986,593	3,220,435,611
End of year	$4,628,791,177	$4,970,986,593
Undistributed net investment income	$70,387,799	$42,393,318

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       34

Financial highlights

Class A Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.47	$6.56	$6.71	$6.78	$6.47
Net investment income[1]	0.17	0.17	0.24	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.02	(0.05)	(0.15)	(0.07)	0.32
Total from investment operations	0.19	0.12	0.09	0.22	0.66
Less distributions
From net investment income	(0.19)	(0.19)	(0.24)	(0.29)	(0.34)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.19)	(0.21)	(0.24)	(0.29)	(0.35)
Net asset value, end of period	$6.47	$6.47	$6.56	$6.71	$6.78
Total return (%)[2,3]	2.95	1.82	1.30	3.36	10.41
Ratios and supplemental data
Net assets, end of period (in millions)	$672	$913	$1,007	$1,258	$1,676
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.82	0.82	0.86	0.90
Expenses including reductions	0.81	0.81	0.81	0.86	0.90
Net investment income	2.69	2.67	3.67	4.43	5.05
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       35

Class B Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.47	$6.56	$6.71	$6.78	$6.47
Net investment income[1]	0.13	0.13	0.20	0.25	0.29
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.16)	(0.08)	0.32
Total from investment operations	0.14	0.07	0.04	0.17	0.61
Less distributions
From net investment income	(0.14)	(0.14)	(0.19)	(0.24)	(0.29)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.14)	(0.16)	(0.19)	(0.24)	(0.30)
Net asset value, end of period	$6.47	$6.47	$6.56	$6.71	$6.78
Total return (%)[2,3]	2.24	1.12	0.59	2.64	9.64
Ratios and supplemental data
Net assets, end of period (in millions)	$71	$98	$120	$147	$186
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.52	1.52	1.56	1.60
Expenses including reductions	1.51	1.51	1.51	1.56	1.60
Net investment income	1.99	1.98	2.98	3.73	4.34
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       36

Class C Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.47	$6.56	$6.71	$6.78	$6.47
Net investment income[1]	0.13	0.13	0.20	0.25	0.29
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.16)	(0.08)	0.32
Total from investment operations	0.14	0.07	0.04	0.17	0.61
Less distributions
From net investment income	(0.14)	(0.14)	(0.19)	(0.24)	(0.29)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.14)	(0.16)	(0.19)	(0.24)	(0.30)
Net asset value, end of period	$6.47	$6.47	$6.56	$6.71	$6.78
Total return (%)[2,3]	2.24	1.12	0.59	2.64	9.64
Ratios and supplemental data
Net assets, end of period (in millions)	$320	$413	$479	$565	$751
Ratios (as a percentage of average net assets):
Expenses before reductions	1.51	1.52	1.52	1.56	1.60
Expenses including reductions	1.51	1.51	1.51	1.56	1.60
Net investment income	2.00	1.98	2.97	3.73	4.35
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       37

Class I Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.46	$6.55	$6.69	$6.77	$6.46
Net investment income[1]	0.19	0.19	0.26	0.31	0.36
Net realized and unrealized gain (loss) on investments	0.02	(0.06)	(0.14)	(0.08)	0.33
Total from investment operations	0.21	0.13	0.12	0.23	0.69
Less distributions
From net investment income	(0.21)	(0.20)	(0.26)	(0.31)	(0.37)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.21)	(0.22)	(0.26)	(0.31)	(0.38)
Net asset value, end of period	$6.46	$6.46	$6.55	$6.69	$6.77
Total return (%)[2]	3.27	2.14	1.76	3.54	10.83
Ratios and supplemental data
Net assets, end of period (in millions)	$3,080	$3,175	$1,357	$1,148	$1,111
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.50	0.50	0.53	0.52
Expenses including reductions	0.49	0.50	0.50	0.53	0.52
Net investment income	3.02	2.96	3.97	4.75	5.36
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       38

Class R1 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.49	$6.59	$6.73	$6.80	$6.49
Net investment income[1]	0.15	0.15	0.22	0.27	0.32
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.15)	(0.07)	0.32
Total from investment operations	0.17	0.08	0.07	0.20	0.64
Less distributions
From net investment income	(0.17)	(0.16)	(0.21)	(0.27)	(0.32)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.17)	(0.18)	(0.21)	(0.27)	(0.33)
Net asset value, end of period	$6.49	$6.49	$6.59	$6.73	$6.80
Total return (%)[2]	2.60	1.33	1.11	3.02	10.03
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$15	$15	$17	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.16	1.16	1.19	1.19
Expenses including reductions	1.15	1.15	1.15	1.19	1.19
Net investment income	2.36	2.33	3.32	4.09	4.72
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       39

Class R2 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.46	$6.55	$6.70	$6.77	$6.46
Net investment income[1]	0.17	0.17	0.23	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.15)	(0.07)	0.33
Total from investment operations	0.18	0.11	0.08	0.22	0.67
Less distributions
From net investment income	(0.18)	(0.18)	(0.23)	(0.29)	(0.35)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.18)	(0.20)	(0.23)	(0.29)	(0.36)
Net asset value, end of period	$6.46	$6.46	$6.55	$6.70	$6.77
Total return (%)[2]	2.86	1.58	1.35	3.34	10.61
Ratios and supplemental data
Net assets, end of period (in millions)	$14	$11	$7	$3	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.90	0.91	0.91	0.73
Expenses including reductions	0.90	0.90	0.90	0.91	0.73
Net investment income	2.62	2.59	3.52	4.38	5.11
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       40

Class R3 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.47	$6.56	$6.70	$6.78	$6.47
Net investment income[1]	0.16	0.16	0.23	0.28	0.32
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.15)	(0.09)	0.33
Total from investment operations	0.17	0.10	0.08	0.19	0.65
Less distributions
From net investment income	(0.17)	(0.17)	(0.22)	(0.27)	(0.33)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.17)	(0.19)	(0.22)	(0.27)	(0.34)
Net asset value, end of period	$6.47	$6.47	$6.56	$6.70	$6.78
Total return (%)[2]	2.71	1.60	1.20	2.97	10.18
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$3	$2	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.04	1.06	1.09	1.10
Expenses including reductions	1.05	1.03	1.05	1.09	1.10
Net investment income	2.50	2.44	3.48	4.18	4.83
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       41

Class R4 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.47	$6.57	$6.71	$6.78	$6.47
Net investment income[1]	0.19	0.18	0.25	0.30	0.35
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.14)	(0.07)	0.32
Total from investment operations	0.20	0.12	0.11	0.23	0.67
Less distributions
From net investment income	(0.20)	(0.20)	(0.25)	(0.30)	(0.35)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.20)	(0.22)	(0.25)	(0.30)	(0.36)
Net asset value, end of period	$6.47	$6.47	$6.57	$6.71	$6.78
Total return (%)[2]	3.11	1.83	1.62	3.52	10.51
Ratios and supplemental data
Net assets, end of period (in millions)	$145	$139	$45	$11	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.76	0.76	0.79	0.81
Expenses including reductions	0.65	0.65	0.65	0.69	0.71
Net investment income	2.86	2.82	3.74	4.58	5.22
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       42

Class R5 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.46	$6.55	$6.70	$6.77	$6.47
Net investment income[1]	0.20	0.20	0.27	0.32	0.37
Net realized and unrealized gain (loss) on investments	0.01	(0.06)	(0.16)	(0.08)	0.31
Total from investment operations	0.21	0.14	0.11	0.24	0.68
Less distributions
From net investment income	(0.21)	(0.21)	(0.26)	(0.31)	(0.37)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.21)	(0.23)	(0.26)	(0.31)	(0.38)
Net asset value, end of period	$6.46	$6.46	$6.55	$6.70	$6.77
Total return (%)[2]	3.32	2.19	1.66	3.74	10.68
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$13	$11	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	0.46	0.46	0.46	0.48	0.50
Expenses including reductions	0.45	0.45	0.45	0.48	0.50
Net investment income	3.09	3.03	4.03	4.79	5.44
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
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Class R6 Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$6.46	$6.56	$6.70	$6.77	$6.46
Net investment income[1]	0.20	0.20	0.26	0.32	0.36
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.14)	(0.07)	0.33
Total from investment operations	0.22	0.13	0.12	0.25	0.69
Less distributions
From net investment income	(0.22)	(0.21)	(0.26)	(0.32)	(0.37)
From net realized gain	—	(0.02)	—	—	(0.01)
Total distributions	(0.22)	(0.23)	(0.26)	(0.32)	(0.38)
Net asset value, end of period	$6.46	$6.46	$6.56	$6.70	$6.77
Total return (%)[2]	3.39	2.10	1.87	3.81	10.92
Ratios and supplemental data
Net assets, end of period (in millions)	$288	$191	$175	$9	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	0.41	0.41	0.44	0.45
Expenses including reductions	0.38	0.38	0.39	0.42	0.45
Net investment income	3.15	3.10	3.88	4.83	5.39
Portfolio turnover (%)	41	37	51	50	53

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       45

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2017, by major security category or type:

	Total value at 5-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$2,296,359,620	—	$2,296,359,620	—
Convertible bonds	63,534,750	—	63,534,750	—
Term loans	341,709,320	—	341,709,320	—
Foreign government obligations	942,924,384	—	942,924,384	—
Capital preferred securities	71,087,358	—	71,087,358	—
Collateralized mortgage obligations	324,865,236	—	324,865,236	—
Asset backed securities	245,276,600	—	245,276,600	—
Preferred securities	276,358,566	$263,287,273	13,071,293	—
Purchased options	174,964	—	174,964	—
Short-term investments	73,971,000	—	73,971,000	—
Total investments in securities	$4,636,261,798	$263,287,273	$4,372,974,525	—
Other financial instruments:
Futures	($3,900,214)	($3,900,214)	—	—
Forward foreign currency contracts	(4,223,255)	—	($4,223,255)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

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The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       47

reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $13,321.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryfoward of $55,464,333 and a long-term capital loss carryforward of $39,867,647 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$151,083,088	$126,311,878

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the components of distributable earnings on a tax basis consisted of $909,524 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, contingent payment debt instruments and dividends payable.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality,

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       48

the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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During the year ended May 31, 2017, the fund used futures contracts to manage duration of the fund. During the year ended May 31, 2017, the fund held futures contracts with notional values ranging up to approximately $938.9 million as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended May 31, 2017, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.5 billion to $3.2 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2017, the fund used purchased options to manage against anticipated currency exchange rates. During the year ended May 31, 2017, the fund held purchased options with market values ranging up to approximately $0.7 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Equity	Investments, at value*	Purchased options	$174,964	—
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	15,036,384	($19,259,639)
Interest rate	Receivable/payable for futures	Futures†	—	(3,900,214)
			$15,211,348	($23,159,853)
* Purchased options are included in the fund's investments.
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions [1]	Total
Foreign currency	—	$16,169,015	$16,169,015
Interest rate	$15,087,826	—	$15,087,826
Total	$15,087,826	16,169,015	$31,256,841
[1] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Investments and translation of assets and liabilities in foreign currencies [2]	Total
Foreign currency	($1,031,244)	—	($22,800,625)	(23,831,869)
Interest rate	—	($3,900,214)	—	(3,900,214)
Total	($1,031,244)	($3,900,214)	($22,800,625)	($27,732,083)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       51

these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund's average daily net assets; (b) 0.45% of the next $150 million of the fund's average daily net assets; (c) 0.40% of the next $250 million of the fund's average daily net assets; (d) 0.35% of the next $150 million of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets attributable to the class. The fee waiver and/or reimbursement will continue in effect until September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended May 31, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$61,912	Class R3	$371
Class B	6,547	Class R4	10,918
Class C	28,909	Class R5	1,158
Class I	245,342	Class R6	59,393
Class R1	1,127	Total	$416,686
Class R2	1,009

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.31% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       52

pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $142,466 for Class R4 shares for the year ended May 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $582,438 for the year ended May 31, 2017. Of this amount, $72,854 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $480,289 was paid as sales commissions to broker-dealers and $29,295 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, CDSCs received by the Distributor amounted to $5,731, $102,545 and $19,528 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,432,249	$997,927
Class B	855,899	105,307
Class C	3,778,683	464,539
Class I	—	3,505,821
Class R1	110,255	2,428
Class R2	65,752	2,161

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Class	Distribution and service fees	Transfer agent fees
Class R3	$31,432	$787
Class R4	498,664	23,475
Class R5	7,347	2,464
Class R6	—	40,441
Total	$7,780,281	$5,145,350

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$15,784,559	2	0.729%	$639

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	13,486,507	$87,245,033	17,802,522	$114,670,595
Distributions reinvested	3,300,025	21,366,420	4,192,678	27,002,632
Repurchased	(54,050,559)	(348,569,343)	(34,296,335)	(221,153,315)
Net decrease	(37,264,027)	($239,957,890)	(12,301,135)	($79,480,088)
Class B shares
Sold	90,534	$585,866	184,803	$1,186,403
Distributions reinvested	259,113	1,677,873	367,288	2,365,057
Repurchased	(4,546,324)	(29,371,459)	(3,733,136)	(24,067,956)
Net decrease	(4,196,677)	($27,107,720)	(3,181,045)	($20,516,496)
Class C shares
Sold	2,295,543	$14,894,380	5,104,078	$32,804,438
Distributions reinvested	1,094,768	7,086,580	1,415,212	9,111,724
Repurchased	(17,780,529)	(114,839,142)	(15,720,093)	(101,351,861)
Net decrease	(14,390,218)	($92,858,182)	(9,200,803)	($59,435,699)
Class I shares
Sold	127,055,771	$821,163,860	366,354,748	$2,356,422,957
Distributions reinvested	9,692,073	62,615,486	7,318,866	47,059,854
Repurchased	(151,407,305)	(976,501,725)	(89,131,359)	(571,999,028)
Net increase (decrease)	(14,659,461)	($92,722,379)	284,542,255	$1,831,483,783

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		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	564,978	$3,672,915	710,482	$4,593,628
Distributions reinvested	46,790	303,834	52,427	338,722
Repurchased	(941,860)	(6,106,309)	(764,762)	(4,946,013)
Net decrease	(330,092)	($2,129,560)	(1,853)	($13,663)
Class R2 shares
Sold	885,447	$5,737,775	811,387	$5,205,447
Distributions reinvested	50,592	326,886	31,534	202,849
Repurchased	(423,200)	(2,723,925)	(286,483)	(1,847,891)
Net increase	512,839	$3,340,736	556,438	$3,560,405
Class R3 shares
Sold	768,251	$4,955,653	320,074	$2,058,788
Distributions reinvested	19,939	128,806	11,305	72,767
Repurchased	(246,413)	(1,587,400)	(182,934)	(1,177,856)
Net increase	541,777	$3,497,059	148,445	$953,699
Class R4 shares
Sold	3,760,286	$24,345,798	16,999,590	$110,411,703
Distributions reinvested	674,838	4,369,156	617,368	3,974,042
Repurchased	(3,545,607)	(22,922,025)	(3,050,962)	(19,645,188)
Net increase	889,517	$5,792,929	14,565,996	$94,740,557
Class R5 shares
Sold	2,051,090	$13,229,501	789,086	$5,071,701
Distributions reinvested	75,557	487,829	65,482	421,160
Repurchased	(1,192,150)	(7,680,023)	(519,267)	(3,339,277)
Net increase	934,497	$6,037,307	335,301	$2,153,584
Class R6 shares
Sold	22,772,471	$147,708,151	7,257,591	$46,655,360
Distributions reinvested	1,264,171	8,164,365	985,049	6,339,121
Repurchased	(8,988,783)	(58,228,560)	(5,353,387)	(34,518,136)
Net increase	15,047,859	$97,643,956	2,889,253	$18,476,345
Total net increase (decrease)	(52,913,986)	($338,463,744)	278,352,852	$1,791,922,427

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,980,957,317 and $2,212,718,308, respectively, for the year ended May 31, 2017.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Income Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2005	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       59

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       60

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       61

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       62

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376183	91A 5/17 7/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2017 and 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock Income Fund	$69,191	$66,217

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $106,517 and $103,474 for the fiscal years ended May 31, 2017 and 2016, respectively.

Fund	May 31, 2017	May 31, 2016
John Hancock Income Fund	$510	$525

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2017 and 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock Income Fund	$3,647	$3,500

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Fund	May 31, 2017	May 31, 2016
John Hancock Income Fund	$832	$108

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Trust	May 31, 2017	May 31, 2016
John Hancock Strategic Series	$5,972,627	$5,647,930

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 14, 2017